UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2005

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 2.02    Results of Operations and Financial Condition.

On January 28, 2005, Bridge Bancorp, Inc. issued a press release announcing the unaudited earnings results for the fourth quarter and year-to-date ended December 31, 2004, a copy of which is attached as Exhibit 99.1 of this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.

(c)	Attached as an exhibit is the Company’s press release titled, “BRIDGE BANCORP, INC. ANNOUNCES YEAR END 2004 RESULTS OF OPERATIONS,” Dated January 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.

Date: January 28, 2005	By:	/s/ Thomas J. Tobin

Chief Executive Officer

EXHIBIT INDEX

99.1    Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES YEAR END 2004 RESULTS OF OPERATIONS,” Dated January 28, 2005.